UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2023

BUNKER HILL MINING CORP.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-150028	32-0196442
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

82 Richmond Street East, Toronto, Ontario, Canada M5C 1P1

(Address of Principal Executive Offices) (Zip Code)

416-477-7771

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
none

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amended and Restated Restricted Stock Unit Incentive Plan

On August 4, 2023, Bunker Hill Mining Corp. (the “Company”) held its 2023 annual general and special meeting of shareholders (the “Annual Meeting”). Pursuant to the vote described in Item 5.07 below, the shareholders of the Company approved the Amended and Restated Restricted Stock Unit Incentive Plan of the Company (the “RSU Plan”) at the Annual Meeting and, upon such approval, the RSU Plan, as amended, became effective. Pursuant to the RSU Plan, restricted stock units (“RSUs”) of the Company have been reserved for purposes of possible future issuances, with each RSU representing the right to receive one share of common stock of the Company (a “Common Share”). The RSU Plan is intended to enhance the Company’s ability to attract and retain highly qualified officers, directors, key employees, consultants and other persons, and to motivate such officers, directors, key employees, consultants and other persons to serve the Company and to expend maximum effort to improve the business results and earnings of the Company by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. To this end, the RSU Plan provides for the grant of RSUs and any of these awards of RSUs (“RSU Awards”) may, but need not, be made as performance incentives to reward attainment of annual or long-term performance goals of the Company.

The following information is intended to be a brief description and summary of the material features of the RSU Plan:

(a) The maximum number of Common Shares available for issuance under the RSU Plan is 26,581,075, subject to adjustment of such number pursuant to the terms of the RSU Plan.

(b) The number of Common Shares to be issued under the RSU Plan may not exceed 10% of the total number of the issued and outstanding Common Shares as of July 5, 2023.

(c) In the event that an RSU Award is settled in cash, forfeited, surrendered, cancelled or otherwise terminated, the Common Shares reserved for issuance in connection with such RSU Award will be returned to the pool of available Common Shares authorized for issuance under the RSU Plan and will be available for reservation pursuant to a new RSU Award grant.

(d) RSU Awards may be made under the RSU Plan to any employee, director or consultant of the Company, as the board of directors of the Company (the “Board”) shall determine and designate from time to time.

(e) RSU Awards granted under the RSU Plan are subject to a minimum vesting period of one year, with certain exceptions.

(f) RSU Awards granted under the RSU Plan may, in the discretion of the Board, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other RSU Award or any award granted under another plan of the Company.

(g) At the time a grant of RSUs is made, the Board may, in its sole discretion, establish a vesting period applicable to such RSUs, and each RSU Award may be subject to a different vesting period.

The foregoing description of the RSU Plan is not complete and is qualified in its entirety by reference to the text of the RSU Plan, which is attached hereto as Exhibit 10.1.

Amended and Restated Stock Option Plan

Also on August 4, 2023, pursuant to the vote described in Item 5.07 below, the shareholders approved the Bunker Hill Mining Corp. Amended and Restated Stock Option Plan (the “Option Plan”) at the Annual Meeting and, upon such approval, the Option Plan, as amended, became effective. Under the Option Plan, Common Shares have been reserved for purposes of possible future issuance of incentive stock options, non-qualified stock options, and stock grants to employees, directors and certain key individuals. The purpose of the Option Plan is to advance the interests of the Company by (i) providing certain employees, senior officers, directors, or consultants of the Company (collectively, the “Optionees”) with additional performance incentives; (ii) encouraging share ownership by the Optionees; (iii) increasing the proprietary interest of the Optionees in the success of the Company; (iv) encouraging the Optionees to remain with the Company; and (v) attracting new employees, officers, directors and consultants to the Company.

The following information is intended to be a brief description and summary of the material features of the Option Plan:

(a) The aggregate maximum number of Common Shares available for issuance under the Option Plan is 10% of the outstanding Common Shares at any given time, subject to adjustment of such number pursuant to the terms of the Option Plan. Any Common Shares subject to an option which has been granted under the Option Plan and which has been surrendered, terminated, or expired without being exercised, in whole or in part, will again be available under the Option Plan.

(b) The exercise price of an option shall be determined by the Board at the time each option is granted, provided that such price shall not be less than the closing price of the Common Shares on the principal stock exchange(s) upon which the Common Shares are listed and posted for trading on the trading day immediately preceding the day of the grant of the option, less the applicable discount permitted by the TSX Venture Exchange, if any.

(c) Options granted to persons conducting Investor Relations Activities (as defined in the Option Plan) for the Company must vest in stages over twelve months with no more than ¼ of the options vesting in any three-month period.

(d) In the event an Optionee ceases to be eligible for the grant of options under the Option Plan, options previously granted to such person will cease to be exercisable within a period of 12 months following the date such person ceases to be eligible under the Option Plan.

(e) In the event that a take-over bid or issuer bid is made for all or any of the issued and outstanding Common Shares, then the Board may, by resolution, permit all options outstanding to become immediately exercisable in order to permit Common Shares issuable under such options to be tendered to such bid.

The foregoing description of the Option Plan is not complete and is qualified in its entirety by reference to the text of the Option Plan, which is attached hereto as Exhibit 10.2.

Item 5.07	Submission of Matters to a Vote of Security Holders

As noted in Item 5.02 above, the Annual Meeting was held on August 4, 2023. Holders of 261,526,993 shares of the Company’s common stock outstanding at the close of business on the record date of June 16, 2023 were entitled to vote at the Annual Meeting, of which 130,737,332 shares, or approximately 50.0% of those entitled to vote, were represented in person or by proxy at the Annual Meeting.

The certified results of the matters voted upon at the Annual Meeting, which are more fully described in the management information circular for the Annual Meeting, are as follows:

Proposal 1 – To appoint MNP LLP, Chartered Professional Accountants as independent auditors of the Company to hold office until the next annual general meeting of shareholders at a renumeration to be fixed by the board of directors of the Company

For	Withheld
130,652,629	84,703

Proposal 2 – To elect the directors for the ensuing year

Sam Ash

For	Withheld
93,638,424	92,603

Mark Cruise

For	Withheld
93,484,424	246,603

Dickson Hall

For	Withheld
93,488,424	242,603

Cassandra Joseph

For	Withheld
93,484,410	246,617

Pamela Saxton

For	Withheld
93,484,410	246,617

Paul Smith

For	Withheld
93,484,410	246,617

Richard Williams

For	Withheld
93,488,424	242,603

Proposal 3 – To approve the Company’s amended and restated restricted stock unit incentive plan

For	Against
81,571,392	12,159,635

Proposal 4 – To approve the Company’s amended and restated stock option plan

For	Against
81,559,392	12,171,635

Item 7.01	Regulation FD Disclosure.

On August 8, 2023, the Company issued a press release regarding the voting results of the Annual Meeting. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information set forth in this Item 7.01, including the information set forth in Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1†	Bunker Hill Mining Corp. Amended and Restated Restricted Stock Unit Incentive Plan

10.2†	Bunker Hill Mining Corp. Amended and Restated Stock Option Plan

99.1	Press Release, dated as of August 8, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

†	Management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUNKER HILL MINING CORP.

Dated: August 11, 2023	By:	/s/ Sam Ash
	Name:	Sam Ash
	Title:	President and CEO